SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2005

Triad Automobile Receivables Trust 2005-B

(Issuer with respect to Securities)

Triad Financial Special Purpose LLC

(Exact name of registrant as specified in its charter)

California	333-125925	25-1919443

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number

Mike L. Wilhelms Triad Financial Corporation 7711 Center Avenue Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Incorporation of Certain Documents by Reference

     The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004, which appear as an exhibit in Financial Security Assurance Holdings Ltd’s Annual Report on Form 10-K (SEC File No. 001-12644), filed on March 30, 2005, and the unaudited consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2005, filed on May 13, 2005, are hereby incorporated by reference into the registration statement (SEC File No. 333-125925) and prospectus supplement and will be deemed to be a part hereof.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibit:

          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

Dated: July 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.